UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: July 27, 2005
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
      (Issuer in Respect of the CMALT (CitiMortgage Alternative Loan Trust)
                 REMIC Pass-Through Certificates, Series 2005-A1)
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               (Exact name of registrant as specified in charter)


   Delaware                    333-109722                     13-3408717
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


  1000 Technology Drive, O'Fallon, Missouri                   63368
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

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(Former name, former address and former fiscal year, if changed since last report.)

Item 2.01.   Completion of Acquisition or Disposition of Assets.

                       CITICORP MORTGAGE SECURITIES, INC.
              CMALT REMIC Pass-Through Certificates, Series 2005-A1
              -----------------------------------------------------

                                 July 27, 2005

 DETAILED DESCRIPTION OF THE MORTGAGE LOAN POOL AND THE MORTGAGED PROPERTIES(1)
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     On July 27, 2005, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee, U.S. Bank National Association, mortgage loans with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2005) as of July 1, 2005 of $278,230,167.54. The mortgage loans that have original maturities of at least 20 but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2005) as of July 1, 2005 of $235,245,771.28. The mortgage loans that have original of at least 10 years but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2005) as of July 1, 2005 of $42,984,396.26. The mortgage loans were delivered in exchange for the certificates, authenticated by the paying agent, evidencing 100% of the regular interests in the Trust. Distributions on the certificates will be made by Citibank, N.A., as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all mortgage loans remaining in the mortgage loan pool pursuant to the pooling agreement if at the time of repurchase the aggregate scheduled principal balance of such mortgage loans is equal to or less than $27,823,016.75. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans, the pool II mortgage loans, and all mortgage loans as of July 1, 2005 were 940, 219, and 1,159, respectively. The weighted average interest rates of the pool I mortgage loans, the pool II mortgage loans, and all mortgage loans (before deduction of the servicing fee) as of July 1, 2005 were 6.150%, 5.584%, and 6.062%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans, and all mortgage loans as of July 1, 2005 were 353.30 months, 175.02 months, and 325.76 months, respectively. All mortgage loans have original maturities of at least 10 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to December 1, 2003, and March 1, 2004, respectively, or after July 1, 2005. The weighted average original terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans, and all mortgage loans as of July 1, 2005 were
357.35 months, 179.35 months, and 329.86 months, respectively.

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1    Terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated July 26, 2005 (consisting of a prospectus supplement and a core prospectus), relating to the CMALT REMIC Pass-Through Certificates, Series 2005-A1.

     None of the pool I mortgage loans have a scheduled maturity later than July 1, 2035. None of the pool II mortgage loans have a scheduled maturity later than July 1, 2020. Each of the pool I mortgage loans and pool II mortgage loans had an original principal balance of not less than $12,800.00 and $29,500.00, respectively, nor more than $1,200,000.00 and $999,950.00, respectively. Pool I mortgage loans and pool II mortgage loans having aggregate scheduled principal balances of $11,431,865.32 and $655,467.43, respectively, as of July 1, 2005, had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans as of July 1, 2005 were 66.71%, 56.68% and 65.16%, respectively. No more than $1,723,458.93, $1,342,406.88 and $1,723,458.93, respectively, of the pool I mortgage loans, the pool II mortgage loans and all mortgage loans are secured by Mortgaged Properties located in any one zip code.

     78.95%(2), 71.72% and 77.83%, respectively, of the pool I mortgage loans, the pool II mortgage loans, and all mortgage loans, are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("homeowner"). The sole basis for such determination is either (a) a representation by the homeowner at origination of the mortgage loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his or her primary residence, or (b) that the address of the underlying property is the homeowner's mailing address as reflected in the originator's records. 16.89% of the pool I mortgage loans and 21.74% of the pool II mortgage loans are secured by investment properties.

     17.41%, 10.24%, and 16.30%, respectively, of the pool I mortgage loans, the pool II mortgage loans, and all mortgage loans will be mortgage loans originated under the Full/Alt program that requires verification of income, employment and assets. 82.49%, 89.76%, and 83.61%, respectively, of the pool I mortgage loans, the pool II mortgage loans, and all mortgage loans were originated under the Stated Income/Verified Assets program that requires verification of assets and a telephone verification of employment, but no verification of income. 0.10%, none, and 0.08%,respectively, of the pool I mortgage loans, the pool II mortgage loans, and all mortgage loans were originated under the No Ratio (No Income/Verified Assets) program that requires verification of assets, but not employment or income. 69.49%, 86.11% and 72.06%, respectively, of the pool I mortgage loans, the pool II mortgage loans, and all mortgage loans will be refinanced mortgage loans. See "Mortgage loan underwriting" in the Prospectus.

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2    Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, and as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.500%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $21,515,918.43 and $213,729,852.85, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.491% and 6.216%, respectively. The weighted average original terms to maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were
344.46 months and 358.65 months, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 341.01 months and 354.54 months, respectively.

     Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 5.000%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $2,273,235.81 and $40,711,160.45, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 4.931% and 5.621%, respectively. The weighted average original terms to maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 169.84 months and 179.89 months, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 164.63 months and 175.60 months, respectively.

     There are no special hazard, fraud or bankruptcy loss limits.

     The aggregate initial principal balance of the class A certificates as of July 1, 2005 was $267,795,246.00.

     The aggregate initial principal balance of the class B-1 certificates as of July 1, 2005 was $4,869,000.00.

     The aggregate initial principal balance of the class B-2 certificates as of July 1, 2005 was $2,087,000.00.

     The aggregate initial principal balance of the class B-3 certificates as of July 1, 2005 was $1,252,000.00.

     The aggregate initial principal balance of the class B-4 certificates as of July 1, 2005 was $835,000.00.

     The aggregate initial principal balance of the class B-5 certificates as of July 1, 2005 was $835,000.00.

     The aggregate initial principal balance of the class B-6 certificates as of July 1, 2005 was $556,921.54.

     The class A subordination level is 3.750463737366%.*

     The class B-1 subordination level is 2.000473776518%.*

     The class B-2 subordination level is 1.250375389110%.*

     The class B-3 subordination level is 0.800388239596%.*

     The class B-4 subordination level is 0.500277001702%.*

     The class B-5 subordination level is 0.200165763808%.*


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*     Equal to the initial principal balance thereof divided by the aggregate scheduled principal balance of all mortgage loans.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: July 27, 2005